                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 27, 2007

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                              PRIMUS GUARANTY, LTD.
             (Exact name of registrant as specified in its charter)

          BERMUDA                      001-32307                 NOT REQUIRED
(State or other jurisdiction    (Commission File Number)       (I.R.S. Employer
      of incorporation                                       Identification No.)
      or organization)

                                 CLARENDON HOUSE
                                 2 CHURCH STREET
                             HAMILTON HM 11, BERMUDA
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 441-296-0519

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ]   Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

      [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

      [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
            Exchange Act (17 CFR 240.14d-2(b))

      [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
            Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 27, 2007, Primus Asset Management, Inc., a subsidiary of Primus
Guaranty, Ltd. (the "Company"), entered into a consulting services agreement with Charles Truett, one of the Company's named executive officers. The agreement commences on April 1, 2007, the day following Mr. Truett's retirement, has a term of one year and provides for a total payment to Mr. Truett of
$300,000.

The foregoing summary of the agreement is qualified in its entirety by reference to the text of the agreement, which is filed as Exhibit 10.1 herein.

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
            DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY
            ARRANGEMENTS OF CERTAIN OFFICERS.

The information required by this Item 5.02 is included in Item 1.01 above and incorporated by reference herein.

                 ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits.

Exhibit No.     Description
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10.1            Consulting Agreement between Primus Asset Management, Inc. and
                Charles Truett, dated April 1, 2007

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PRIMUS GUARANTY, LTD.

                                               By:   /s/ Thomas W. Jasper
                                                     Thomas W. Jasper
                                                     Chief Executive Officer

Dated: February 27, 2007

                                Index to Exhibits

Exhibit No.     Description
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10.1            Consulting Agreement between Primus Asset Management, Inc. and
                Charles Truett, dated April 1, 2007